First Quarter Report


                                                  [LOGO]
                                                  THE GABELLI
                                                  CONVERTIBLE
                                                  SECURITIES
                                                  FUND, INC.





                                 March 31, 1997

                               [LOGO]
                               THE GABELLI
                               CONVERTIBLE
                               SECURITIES
                               FUND, INC.





Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values and returns in an increasingly complex, interconnected and inter-dependent economic world.





INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.


                    This report is printed on recycled paper.

TO OUR SHAREHOLDERS:

     The stock  market  roared out of the blocks in January,
but  quickly  lost  momentum  as  inflation  jitters  and  a slumping  bond market  muddied the track.  In late March,  a
rate hike by the  Federal  Reserve  and much  stronger  than      [PHOTO]
expected economic data stampeded equities investors, eroding most of the market's earlier gains. The Dow Jones Industrial
Average and Standard & Poor's 500 Index closed the quarter with modest gains of 1.7% and 2.7%, respectively. Smaller stocks continued to lag as evidenced by the Russell 2000
Index's 5.2% decline.

     For the three months ended March 31, 1997,  The Gabelli       [LOGO]
Convertible Securities Fund, Inc.'s ("Convertible Securities     THE GABELLI
Fund") net asset value  increased to $11.13 after  adjusting     CONVERTIBLE
for the  $0.12 per share  dividend  paid on March 27,  1997.     SECURITIES
This represents an increase of 1.7% for the past quarter and     FUND, INC.
6.4% for the  twelve  months  and  compares  to the  average
returns  of  0.5%  and  10.4%  for  the  Lipper   Analytical
Services, Inc. Convertible Securities Fund Index over these respective periods.

     The three- and five-year average annual returns of the Convertible Securities Fund were 8.1% and 9.3%, respectively. Since inception on July 3, 1989 through March 31, 1997, the Convertible Securities Fund achieved a 105.2% total return which represents an average annual return of 9.7%. Strong bond and equity markets in the U.S. helped to enhance the performance of convertible securities. Such an environment enables us to maintain the Fund's long-term profitability.

     The Fund's common shares on the New York Stock Exchange ended the quarter at $9.375, up 2.6% for the quarter, down 2.6% for the past twelve months and up 0.6% from its initial price of $11.25 on March 31, 1995 after adjusting for the dividends of $2.005 per share which were paid during this period.

     Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

     Over the past few months the Fund's shares have traded at an average discount of approximately 15% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered Shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", the Advisor and its affiliates have announced their intention to buy up to one million shares in the open market (535,664 of which have been acquired to date).

INVESTMENT RESULTS (a)(c)

==========================================================================================================================

                                                                         Quarter
                                                        ---------------------------------------
                                                         1st          2nd        3rd        4th            Year
                                                         ---          ---        ---        ---            ----
  1997:   Net Asset Value ..........................    $11.13        --          --         --            --
          Total Return .............................      1.7%        --          --         --            --
--------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ..........................    $11.28       $11.33     $11.23      $11.08       $11.08
          Total Return .............................      3.6%         1.6%       0.3%        2.6%         8.4%
--------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ..........................    $11.14       $11.51     $11.64      $11.01       $11.01
          Total Return .............................      5.1%         5.2%       3.0%        1.1%        15.0%
--------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ..........................    $11.54       $11.39     $11.60      $10.60       $10.60
          Total Return .............................      0.2%        (1.3)%      1.8%       (0.9)%       (0.2)%
--------------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ..........................    $12.07       $12.36     $12.75      $11.52       $11.52
          Total Return .............................      5.4%         2.4%       3.2%        1.5%        13.1%
--------------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ..........................    $11.29       $11.52     $11.90      $11.45       $11.45
          Total Return .............................      3.5%         2.0%       3.3%        3.6%        13.0%
--------------------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ..........................    $11.06       $11.27     $11.57      $10.91       $10.91
          Total Return .............................      5.6%         1.9%       2.7%        1.8%        12.5%
--------------------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ..........................    $10.56       $10.68     $10.56      $10.47       $10.47
          Total Return .............................      1.5%         2.1%      (1.1)%       3.8%         6.3%
--------------------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ..........................      --           --       $10.54      $10.51       $10.51
          Total Return .............................      --           --         5.4%(b)     0.8%         6.3%(b)
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------

          Average Annual Returns - March 31, 1997 (a)

     1 Year ......................................    6.4%
     5 Year ......................................    9.3%
     Life of Fund (b) ............................    9.7%

-----------------------------------------------------------------

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.


                       Dividend History
-------------------------------------------------------------------
Payment Date          Rate Per Share          Reinvestment Price
------------          --------------          ------------------
March 27, 1997            $0.120                    $ 9.63
December 27, 1996         $0.375                    $ 9.51
September 23, 1996        $0.120                    $ 9.73
June  24, 1996            $0.120                    $10.17
March 25, 1996            $0.120                    $10.41
December 27, 1995         $0.750                    $10.95
September 27, 1995        $0.200                    $11.10
June 27, 1995             $0.200                    $11.21
December 31, 1994         $0.900                    $10.60
December 31, 1993         $1.425                    $11.52
December 31, 1992         $0.876                    $11.45
December 31, 1991         $0.865                    $10.91
December 31, 1990         $0.490                    $10.47
June 28, 1990             $0.100                    $10.68
March 29, 1990            $0.100                    $10.55
December 29, 1989         $0.115                    $10.51


================================================================================

WHAT WE DO

     We do what is described as bottom up research:  we read
annual  reports;  we  visit  the  competition;  we  talk  to customers;  we go belly to belly  with  management.  In past
reports,   we  have  tried  to  articulate   our  investment      [GRAPHIC]
philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.


     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify securities that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. securities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.


OUR INVESTMENT OBJECTIVES

     Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.


CONVERTIBLE SECURITIES ARE "HYBRIDS"

     The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

     Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.


COMMENTARY

THE ECONOMY AND THE STOCK MARKET: TOO MUCH OF A GOOD THING

     Once again, the economy confounded the Wall Street economists by growing much faster than consensus expectations. Although inflation has not yet shown up in the Producer Price and Consumer Price indices, Federal Reserve Chairman Alan Greenspan and bond investors decided to err on the side of caution by taking short- and long-term interest rates higher.

     We applaud Fed Chairman Greenspan's preemptive strike against inflation. We believe he will continue to take the steps necessary to combat inflation and, in the process, provide confidence in Soft Landing - Part II. Over the short-term, this may not be pleasant for equities investors. However, with the elimination of some of the speculative excesses, the market will be on much better fundamental footing going forward. We do not believe this is the beginning of a secular bear market, but rather a healthy correction that is arguably long overdue.

     What can we expect over the balance of this year? We should continue to see a volatile market as skittish investors wrestle with the latest economic data trying to determine if inflation is a real threat. While the jury may still be out on inflation, higher interest rates are a reality and will be problematic for stocks on several levels. Higher interest rates might trim the economy and restrain corporate earnings growth putting consensus estimates of 9% to 10% gains for 1997 in jeopardy. Higher rates also boost the U.S. dollar, further crimping the U.S. dollar value of international earnings. Whether you are looking at stocks on the basis of asset values or using a dividend discount model, public prices of equities tend to decline as interest rates rise, all else constant. So, price/cash flow and price/earnings multiples would contract, should interest rates rise.

     The wild card will be how investors react to any sustained decline in stock prices. A tremendous amount of money has flowed into the equities market in the last three years. Will it back out at the first sign of serious trouble? It may not be how the great unwashed public reacts, but rather how the great unwashed professional investors--those twenty and thirty something mutual fund managers who have never experienced even a substantial market correction--respond to the perceived crisis. Will they see the glass half empty or half full? We don't know.

     While we are dwelling on things on our watch list, we should also mention the strong dollar. Despite the enormous advances in the quality of American made goods in a wide variety of industries, the strong dollar will restrain exports and currency translation will have an adverse impact on the earnings of U.S. based multi-national companies. Longer term, we must also be sensitive to the fact that the substantial cost reductions and productivity gains in American industry over the last five years may be close to running their course. In other words, profit margins are unlikely to advance further.

     We don't view a market correction as bad news. In general, we are not exposed to those sectors and individual companies that have benefited most from investor euphoria and which are, therefore, most vulnerable to a dramatic change in investor sentiment. If anything, a market correction should provide a more level playing field for disciplined investors focusing on the fundamental value of individual stocks. We are just now emerging from a two year period in which fundamentals mattered much less than market momentum. We are entering what may prove to be an extended period in which stock pickers excel.


TO INDEX OR NOT INDEX - THE NEW RHETORIC

     In 1995 and 1996, the S&P 500 Index proved to be a difficult benchmark for active managers of all stripes. It has been a particularly tough hurdle for value investors who have been unwilling to pay sky high price/earnings multiples for the mega-cap market darlings that have such an enormous impact on S&P 500 returns.

     There are several dynamics that have favored the largest S&P 500 stocks over the last several years. The first is the growth of S&P 500 Index funds themselves. S&P 500 Index mutual funds have grown at four times the rate of actively managed mutual funds over the last five years. So, we have seen an increasing amount of money chasing a finite number of large cap stocks and thus, on a pure supply/demand basis, indexing has been a self fulfilling prophecy. In addition, the substantial foreign money coming into the market is largely devoted to the big cap, household name stocks that dominate the S&P. Finally, active portfolio managers who have been under increasing pressure to be fully invested regardless of their concerns over equity valuations have pumped money into the large liquid stocks that comprise the S&P so that if something does go wrong, they can get out in a hurry. Finally, stocks like Microsoft, Intel, P&G, Coca-Cola and General Electric do benefit from faster growth in developing economies.

     With all of these factors favoring S&P 500 indexing, why bother doing anything else? We offer two answers. The first is that longer term, valuations do matter. Supply and demand are powerful forces in the market, but at some stage, economic reality always asserts itself. In the early 1970's the "Nifty Fifty", a group of terrific large cap growth companies, dominated the market. The consensus was that these were "one decision" stocks which you simply had to own and didn't ever have to worry about selling. At the peak, these stocks sold at ludicrous multiples relative to their economic value. When the fertilizer hit the market fan in 1973-74, they fell off a cliff. Even after one of the great long-term bull markets in history, some of these original "nifty-fifty" stocks still have market capitalizations below their 1972-73 peaks. We have not yet witnessed that level of speculative excess in today's market favorites, but we are seeing heady multiples that don't make economic sense. At some point, investors will come to their senses and realize that even the best (soft drink, household product, software, semi-conductor, movie company--pick one or more) is not worth a price/earnings multiple two to three times its annual earnings growth rate. Moreover, if earnings do not expand faster than revenues, and interest rates continue to provide present "real" rates of return, then overall stocks are unlikely to generate double-digit returns to investors.

     Our second response is simply that what has gone up the most is likely to fall the farthest with a major shift in investor sentiment. If and when we do see net cash outflows from equities mutual funds, we suspect index funds will get hit the hardest. Supply and demand is a two way street.


IN THIS CORNER WEARING THE RED TRUNKS . . .

     A heavyweight battle is unfolding between Hilton Hotels Corporation (HLT - $24.25 - NYSE) CEO Stephen Bollenbach and ITT Corporation (ITT - $58.875 - NYSE) Chairman Rand Araskog. Bollenbach landed the first punch with an unsolicited $56 per share offer for ITT. Araskog responded by selling off non-core assets like ITT's 50% ownership of MSG (Madison Square Garden, the Knicks, and the Rangers) to partner Cablevision Systems Corporation (CVC - $29.75 - ASE) and ITT's 6% stake in French telecommunications giant Alsthom SA (ALA - $23.75 - NYSE). ITT's Educational Services and Worldwide Yellow Pages businesses are also on the block. For the time being, Bollenbach is circling the ring waiting for Araskog to counter-attack. What does this wily veteran of many takeover battles have up his sleeve? Our guess is that, aside from serving K-rations to corporate staff, he will further build up his cash reserves for a self tender in the $60 plus per share range. If this happens, we expect Bollenbach to wade in looking for a merger. It's still too early in what should be a full fifteen rounder to predict the winner. We're betting that shareholders of both these firms will benefit from these corporate heavyweights slugging it out.


PREFERRED STOCK - Q & A

     The Board of Directors of The Gabelli Convertible Securities Fund has authorized management to consider an offering of preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and would be announced at a later date. The proceeds raised would be used for investment purposes and the offering would be made only by means of a prospectus. We thought we would discuss some questions about preferred stock.


Q:  WHAT IS PREFERRED STOCK?

     Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the Preferred Stock would typically be issued at $25 per share with a fixed dividend rate. The Fund is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q:  HOW WOULD PREFERRED SHARES BENEFIT COMMON SHAREHOLDERS?

     Through March 31, 1997, the Fund has earned a 9.7% average annual return from its inception. The only obligation that the Fund would have to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we feel that this is an opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our common shareholders consistent with our conservative investment approach. We expect that the Preferred Shares will be issued with a dividend rate which is less than the Fund's 9.7% average annual return. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the common shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, a Preferred Share issuance offers what we believe is a conservative method of creating added wealth for our Common Shareholders.

     As an additional benefit, since a Preferred Offering would increase the Fund's overall capital base, fixed costs of the Fund would be spread over more assets. Thus, a lower expense ratio would work to benefit Common Shareholders.

     Furthermore, Common Shareholders stand to receive certain tax benefits as a result of a Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders would avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares would grow at a faster rate.


Q:  WHY IS THE FUND CONSIDERING PREFERRED SHARES?

     We feel this is in the best interest of our Common Shareholders. Right now, long-term interest rates are at relatively low levels. The dividend rate that the Fund would be required to pay on the Preferred Shares is directly related to long-term rates. In this environment, we have a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represents an opportunistic time for the Fund to take advantage of these low rates.


Q:  WILL GABELLI FUNDS, INC. BE PAID A MANAGEMENT FEE ON THE PREFERRED CAPITAL?

     If such an offering was completed, the Adviser has agreed to waive the management fee on the incremental assets if the return on the Fund does not exceed the stated dividend rate on the preferred shares.


LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AIRTOUCH COMMUNICATIONS CORP. (ATI.B - $25.625; ATI.C - $43.75 - NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the world-wide expansion of wireless communications. Roughly half of the company's current 8.5 million world-wide cellular customers are located in the U.S. Annual growth is estimated at 30% to 40%. AirTouch is in the process of strengthening its cellular position in the U.S. with the acquisition of U.S. West Media Group's cellular and personal communications services (PCS) properties previously held in a shared joint venture.

ATLANTIC RICHFIELD COMPANY (ARCO) (ARC.C - $317.625 - NYSE) is a diversified company operating globally in the energy business with major interests in chemical businesses. Included are ventures in China and Russia. Over 40% of ARCO's 1996 revenues were derived from oil, gas and coal resources, 39% from refining, marketing and transportation and 20% from intermediate chemicals and specialty products. Earnings have been increasing due to rising world-wide demand for energy and petrochemical products. This growth is expected to carry through the rest of the decade. ARCO's strong cash flow, approximately $3.5 billion, readily supports the shares' $2.80 dividend.

CHOCK FULL O'NUTS CORPORATION (SUB. DEB. CV., 8.00%, 09/15/06;  7.00%, 04/01/12)
roasts, packages and distributes regular, instant and specialty coffees and teas. The company also has a growing institutional distribution business that supplies coffee and food products to restaurants and businesses. Chock Full is developing a chain of retail drive-through coffee outlets called Quikava. Both the 8% convertible bonds due in 2006 and the 7% convertible bonds, due 2012, offer investors an attractive way to participate in Chock Full o'Nuts' future.

CONRAIL INC. (CRR - $112.75 - NYSE) has announced that it has re-negotiated its agreement to be acquired by CSX Corp. and Norfolk Southern Corp. so that Conrail shareholders will receive $115 a share in cash, or about $10.5 billion. The move cleared the way for CSX and Norfolk Southern to negotiate to split up Conrail between them. The split up should allow CSX and Norfolk Southern to dominate rail freight traffic in the East. Under the revised agreement, CSX is amending its outstanding tender offer to increase the price and number of shares sought. The tender is not subject to any financing conditions and is no longer subject to a Conrail shareholder opt-out vote of certain Pennsylvania statutory provisions. The offer is also not subject to approval by the Surface Transportation Board since shares purchased in the offer will be put in a voting trust until the STB approves the merger. The new tender offer expiration for all Conrail's outstanding shares at $115 will be extended to May 23, 1997.

FIELDCREST CANNON, INC. (SUB. DEB. CV., 6.00%, 03/15/12) is a well-known manufacturer of household textile products; sheets, pillow cases, towels, bedspreads and blankets. Management has undertaken several restructuring steps which are anticipated to result in significant increases in operating margins and net income. We believe stable cotton prices, higher mill activity, lower interest expenses and an improving economic environment will accelerate Fieldcrest's earnings recovery. Fieldcrest's 6% convertible debentures, due in March 2012, provide an attractive alternative to Fieldcrest's common stock.

GENERAL HOST CORPORATION (SUB. DEB. CV., 8.00%, 02/15/02), through its wholly-owned subsidiary, Frank's Nursery & Crafts Inc., is the nation's largest specialty retailer of lawn, garden and craft products. With 261 stores located in 16 states east of the Mississippi, we believe General Host is well-positioned to benefit from the growing crafts market as well as the attractive lawn and garden market. Management has revised its cost structure. We believe management's focus on cost reduction will help the company to maximize cash flow. General Host's 8% Convertible Subordinated Notes, maturing February 15, 2002, are convertible into common stock at a conversion price of $10.375.

HSN, INC. (SUB. DEB. CV., 5.875%, 03/01/06) is the new name for the surviving company resulting from the merger of Silver King Communications Inc., Home Shopping Network Inc. and Savoy Pictures Entertainment. The combined companies will be guided by a new board, chaired by Barry Diller.

NAVISTAR INTERNATIONAL CORPORATION (NAV - $9.375 - NYSE; CV. PFD., SERIES G) is the leading North American producer of heavy-duty trucks, medium-duty trucks and school buses. The company also manufacturers mid-range, 175 to 300 horsepower, diesel engines. NAV has a leading 35% share of the medium-duty truck market and an 18% share (#3 in that market) of the heavy-duty truck market. NAV participates in cyclical industries. When the recovery commences, the company should generate substantial cash flow - which would not be taxed due to its large (almost $2 billion) tax-loss carryforwards.

SEQUA CORP. (SQA.A - $44.625 - NYSE; SQA.B - $48.50 - NYSE) is a conglomerate with businesses ranging from overhauling jet engines to manufacturing specialty chemicals. Its Chromalloy division, which generates over $900 million in revenue, is the largest factor in the repair, replacement and overhaul of gas turbine engines. Sequa has begun a program to divest less profitable operations, thereby unmasking this crown jewel. Sequa's estimated private market value is over $100 per share.


DIVIDENDS

     The Fund recently distributed a dividend of $0.12 per share on March 27, 1997. For the twelve months ended March 31, 1997, the Fund distributed a total of $0.735 per share.


NO COMMISSION PURCHASES

     When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expires. However, we would like to offer shareholders the opportunity to buy shares at no commission for the next year through our Voluntary Cash Purchase Plan which is available every month. Please see the details of this Plan at the end of this report.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at closedend@gabelli.com.


IN CONCLUSION

     As always, we are focusing on the individual assets in the Fund's portfolio. By concentrating on niche industry groups and individual companies that can do well independent of prevailing economic and broad market trends, we believe we are well-positioned to prosper, even in a less generous market environment. Our investment philosophy is simple and straightforward: buying good businesses cheap will generate consistently superior returns.



                                              Sincerely,

                                              /s/ Mario J. Gabelli
                                              --------------------
                                              MARIO J. GABELLI
                                              President and
                                              Chief Investment Officer

May 1, 1997


--------------------------------------------------------------------------------
                          Top Ten Convertible Holdings
                                 March 31, 1997
                                 --------------

                            Fieldcrest Cannon, Inc.
                            HSN, Inc.
                            Chock Full o'Nuts Corporation
                            AirTouch Communications, Inc.
                            Atlantic Richfield Company
                            Navistar International Corporation
                            Sequa Corporation
                            General Host Corporation
                            GATX Corporation
                            Thomas Nelson Inc.

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1997 (UNAUDITED)
================================================================================
 Principal                                         Market
  Amount                                           Value
 ---------                                         ------

            CONVERTIBLE SECURITIES - 44.81%
            CONVERTIBLE CORPORATE BONDS - 30.10%
            AUTOMOTIVE: PARTS AND ACCESSORIES - 1.75%
$  400,000  Exide Corporation
              Sub. Deb. Cv. 2.90%, 12/15/05(d).  $  230,000
 1,150,000  GenCorp, Inc.
              Sub. Deb. Cv. 8.00%, 08/01/02....   1,348,375
                                                 ----------
                                                  1,578,375
                                                 ----------

            AVIATION: PARTS AND SERVICES - 1.74%
   242,000  Kaman Corporation
              Sub. Deb. Cv. 6.00%, 03/15/12....     222,640
 1,350,000  UNC Incorporated
              Sub. Deb. Cv. 7.50%, 03/31/06....   1,341,563
                                                 ----------
                                                  1,564,203
                                                 ----------

            BUILDING AND CONSTRUCTION - 0.01%
    10,000  Hofi International  Finance Ltd.
             Sub. Deb. Cv. 4.50%, 08/11/08.....      13,400
                                                 ----------

            BUSINESS SERVICES - 0.81% 325,000
            BBN Corp.
             Sub. Deb. Cv. 6.00%, 04/01/12.....     290,875
   850,000  Builders Transport, Incorporated
              Sub. Deb. Cv. 6.50%, 05/01/11....     442,000
                                                 ----------
                                                    732,875
                                                 ----------
            CABLE DISTRIBUTION - 0.49%
   250,000  Comcast Corporation
              Sub. Deb. Cv. 3.375%, 09/09/05...     234,375
   400,000  Comcast Corporation
              Sub. Deb. Cv. 1.125%, 04/15/07...     208,000
                                                 ----------
                                                    442,375
                                                 ----------

            COMPUTER SOFTWARE AND SERVICES - 0.13%
    40,000  Sierra On-Line, Inc.
              Sub. Deb. Cv. 6.50%, 04/15/02(d).     118,200
                                                 ----------

            CONSUMER PRODUCTS - 4.22%
   600,000  Borden, Inc.
              Sub. Deb. Cv. Zero Cpn.,
              05/21/02(d) .....................     448,875
 2,800,000  Fieldcrest Cannon, Inc.
              Sub. Deb. Cv. 6.00%, 03/15/12....   2,100,000
   564,000  Masco Corporation
              Sub. Deb. Cv. 5.25%, 02/15/12....     555,540
   800,000  Standard Commercial Corporation
              Sub. Deb. Cv. 7.25%, 03/31/07....     700,000
                                                 ----------
                                                  3,804,415
                                                 ----------

            CONSUMER SERVICES - 2.31%
 2,000,000  HSN, Inc.
              Sub. Deb. Cv. 5.875%,
              03/01/06(d) .....................   2,080,000
                                                 ----------

            ELECTRONIC EQUIPMENT - 1.21%
   650,000  Pacific Scientific Company
              Sub. Deb. Cv. 7.75%, 06/15/03....     666,250
   400,000  Trans-Lux Corporation
              Sub. Deb. Cv. 7.50%, 12/01/06....     421,000
                                                 ----------
                                                  1,087,250
                                                 ----------
            ENERGY - 2.25%
 1,100,000  Moran Energy Inc.
              Sub. Deb. Cv. 8.75%, 01/15/08....     990,688
   600,000  Pennzoil Company
              Sub. Deb. Cv. 6.50%, 01/15/03....   1,033,500
                                                 ----------
                                                  2,024,188
                                                 ----------
            ENTERTAINMENT - 0.92%
   500,000(a) Havas
              Sub. Deb. Cv. 3.00%, 12/31/97....     112,775
   560,000  Savoy Pictures Entertainment, Inc.
              Sub. Deb. Cv. 7.00%, 07/01/03....     467,600
   550,000  Time Warner Inc. LYONS Sr.
              Sub. Notes Cv. Zero Cpn., 06/22/13    243,375
     5,000  WMS Industries Inc.
              Sub. Deb. Cv. 5.75%, 11/30/02....       4,650
                                                 ----------
                                                    828,400
                                                 ----------
            EQUIPMENT AND SUPPLIES - 3.49%
   760,000  Cooper Industries, Inc.
              Sub. Deb. Cv. 7.05%, 01/01/15....     820,800
   500,000  Fedders Corporation
              Sub. Deb. Cv. 8.50%, 06/15/12....     491,875
   625,000  Intermagnetics General Corporation
              Sub. Deb. Cv. 5.75%, 09/15/03(d).     525,000
 1,259,000  Kollmorgen Corporation
              Sub. Deb. Cv. 8.75%, 05/01/09....   1,259,000
    50,000  TRINOVA Corporation
              6%, 10/15/02.....................      49,000
                                                 ----------
                                                  3,145,675
                                                 ----------

            FOOD AND BEVERAGE - 2.29%
   100,000  Boston Chicken, Inc.
              Sub. Deb. Cv. 4.50%, 02/01/04....     111,563
 1,050,000  Chock Full o'Nuts Corporation
              Sub. Deb. Cv. 8.00%, 09/15/06....   1,042,125
 1,005,000  Chock Full o'Nuts Corporation
              Sub. Deb. Cv. 7.00%, 04/01/12....     910,781
                                                 ----------
                                                  2,064,469
                                                 ----------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
================================================================================
 Principal                                         Market
  Amount                                           Value
 ---------                                         ------

            HOTELS/GAMING - 0.78%
$  700,000   Hilton Hotels Corporation
             Sub. Deb. Cv. 5.00%, 05/15/06..... $   705,250
                                                 ----------
            METALS AND MINING - 0.45%
   450,000  Coeur d'Alene Mines Corporation
              Sub. Deb. Cv. 6.00%, 06/10/02....     407,250
                                                 ----------
            PAPER AND FOREST PRODUCTS - 0.26%
   200,000  Riverwood International Corporation
              Sub. Deb. Cv. 6.75%, 09/15/03....     230,890
                                                 ----------
            PUBLISHING - 2.30%
   700,000  News American Holdings Incorporated
              Sub. Deb. Cv. Zero Cpn., 03/31/02     569,198
 1,600,000  Thomas Nelson Inc.
              Sub. Deb. Cv. 5.75%, 11/30/99(d).   1,500,000
                                                 ----------
                                                  2,069,198
                                                 ----------
            REAL ESTATE/DEVELOPMENT - 0.09%
   125,000  Rockefeller Center Properties Inc.
              Sub. Deb. Cv. Zero Cpn., 12/31/00      82,189
                                                 ----------
            RETAIL - 2.67%
   146,000  Farah U.S.A., Inc.
              Sub. Deb. Cv. 8.50%, 02/01/04....     116,800
   380,000  Food Lion, Inc.
              Sub. Deb. Cv. 5.00%, 06/01/03(d).     414,675
 2,000,000  General Host Corporation
              Sub. Deb. Cv. 8.00%, 02/15/02....   1,640,000
   110,000  JumboSports, Inc.
              Sub. Deb. Cv. 4.25%, 11/01/00....      80,575
   200,000  RDM Sports Group Inc.
              8.00%, 08/15/13..................     150,000
                                                 ----------
                                                  2,402,050
                                                 ----------
            TELECOMMUNICATIONS - 1.07%
8,000,000(b) Softe SA
              Sub. Deb. Cv. 4.25%, 07/01/98 ...     960,229
                                                 ----------
            TRANSPORTATION - 0.62%
  465,000   Greyhound Lines Inc.
              Sub. Deb. Cv. 8.50%, 03/31/07....     455,700
  150,000   WorldCorp, Inc.
              Sub. Deb. Cv. 7.00%, 05/15/04....      98,250
                                                 ----------
                                                    553,950
                                                 ----------
            WIRELESS COMMUNICATIONS - 0.24%
  300,000   COMCAST   Cellular
              Communications Inc.
              Ser. A Redeemable Notes,
              Zero Cpn., 03/05/00..............     220,500
                                                 ----------
            TOTAL CONVERTIBLE
            CORPORATE BONDS ...................  27,115,331
                                                 ----------

  Shares
 ---------

            CONVERTIBLE PREFERRED STOCKS - 14.71%
            AUTOMOBILE MANUFACTURERS - 0.57%
    5,000   Ford Motor Company
              $4.20 Cv. Pfd. Ser. A............     517,500
                                                 ----------
            AVIATION: PARTS AND SERVICES - 0.57%
    9,000   Kaman Corporation
              6.50% Cv. Pfd. Ser. 2............     515,250
                                                 ----------
            BROADCASTING - 0.54%
   10,000   Granite Broadcasting Corporation
              $1.938 Cv. Pfd...................    490,000
                                                 ---------
            CABLE DISTRIBUTION - 0.15%
    6,500   Cablevision Systems Corporation
              8.50% Pfd. Ser. I................    134,063
                                                 ---------
            CONSUMER PRODUCTS - 0.53%
    7,500   Fieldcrest Cannon, Inc.
              $3.00 Cv. Pfd. Ser. A............    315,000
   34,500   Kerr Group, Inc.
              Cl. B $1.70 Cv. Pfd. Ser. D......    159,563
                                                 ---------
                                                   474,563
                                                 ---------
            DIVERSIFIED INDUSTRIAL - 1.77%
   25,000   GATX Corporation
              $3.875 Cv. Pfd...................  1,471,875
    1,000   GATX Corporation
              $2.50 Cv. Pfd....................    121,000
                                                 ---------
                                                 1,592,875
                                                 ---------
            ENERGY - 2.22%
    6,000   Atlantic Richfield Company
              $2.80 Cv. Pfd....................  1,905,750
    1,500   McDermott International, Inc.
              Pfd. A...........................     43,875
    2,000   Santa Fe Energy Resources, Inc.
              7.00% Ser........................     51,500
                                                 ---------
                                                 2,001,125
                                                 ---------
            EQUIPMENT AND SUPPLIES - 4.08%
   50,000   Fedders Corporation
              Cv. Pfd..........................    293,750
   29,000   Navistar International Corporation
              $6.00 Cv. Pfd. Ser. G............  1,721,875
   22,000   Sequa Corporation
              $5.00 Cv. Pfd....................  1,661,000
                                                 ---------
                                                 3,676,625
                                                 ---------
            PUBLISHING - 0.58%
   10,000   Golden Books Family Entertainment, Inc.
              8.75% Cv. Pfd.(d)................    520,000
                                                 ---------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
================================================================================
                                                   Market
  Shares                                            Value
 ---------                                         ------

            REAL ESTATE/DEVELOPMENT - 0.09%
      881   Catellus Development Corporation
             $3.75 Cv. Pfd. Ser. A............  $   76,676
                                                ----------
            TELECOMMUNICATIONS - 1.45%
    3,000   Sprint Corporation
              $1.50 Cv. Pfd. Ser. 1............    427,500
    2,200   Sprint Corporation
              $1.50 Cv. Pfd. Ser. 2............    313,500
    8,000   Sprint Corporation
              8.25% Cv. Pfd....................    275,000
    4,000   TCI Communications, Inc.
              4.25% Cv. Pfd. Ser. A............    155,000
    1,500   TCI Pacific Communications Inc.
              5.00% Cv. Pfd....................    135,375
                                                ----------
                                                 1,306,375
                                                ----------
            WIRELESS COMMUNICATIONS - 2.16%
   44,000   AirTouch Communications
              6.00% Cv. Pfd. Cl. B.............  1,127,500
   18,600   AirTouch Communications
              4.25% Cv. Pfd. Cl. C.............    813,750
                                                ----------
                                                 1,941,250
                                                ----------
            TOTAL CONVERTIBLE
            PREFERRED STOCKS .................. 13,246,302
                                                ----------
            COMMON STOCKS - 21.30%

            BROADCASTING - 1.66%
   50,000   Renaissance Communications Corp.+..  1,493,750
                                                ----------
            CONSUMER PRODUCTS - 7.11%
   30,000   Mafco Consolidated Group...........    960,000
  170,000   Syratech Corporation...............  5,440,000
                                                ----------
                                                 6,400,000
                                                ----------
            ENERGY - 0.48%
    4,000   Exxon Corporation..................    431,000
                                                ----------
            EQUIPMENT AND SUPPLIES - 1.39%
   50,000   Amphenol Corp-
              Class A..........................  1,250,000
                                                ----------
            FOOD-RETAIL - 0.36%
   22,000   Ingles Markets, Inc.
              Cl A.............................    321,751
                                                ----------
            HEALTH CARE - 2.77%
   15,000   Genentech, Inc.*...................    856,875
   80,000   Healthsource, Inc..................  1,640,000
                                                ----------
                                                 2,496,875
                                                ----------

Principal
  Amount
or Shares
---------

           METALS & MINING - 0.49%
   15,000  Freeport-McMoran Copper & Gold, Inc.     440,625
                                                -----------

           RAILROADS - 6.25%
   50,000  Conrail, Inc.......................    5,637,500
                                                -----------

           REAL ESTATE/DEVELOPMENT - 0.56%
   32,999  Catellus Development Corporation...      503,235
                                                -----------

           TELECOMMUNICATIONS - 0.23%
    6,900  Pacific Telecom, Inc.(c)...........      207,000
                                                -----------

           TOTAL COMMON STOCKS ...............   19,181,736
                                                -----------

           CORPORATE BONDS - 0.49%
           WIRELESS   COMMUNICATIONS   -  0.49%
$ 600,000  COMCAST   Cellular
             Communications Inc.
             Ser. B Redeemable Notes,
             Zero Cpn., 03/05/00..............      442,500
                                                -----------

           TOTAL CORPORATE BONDS .............      442,500
                                                -----------

           U.S. GOVERNMENT OBLIGATIONS - 37.23%
33,600,000 U.S. Treasury Bills,
             4.89% to 5.00%,
             Due 04/03/97 to 05/08/97.........   33,531,851
                                                -----------
           TOTAL U.S. GOVERNMENT
           OBLIGATIONS .......................   33,531,851
                                                -----------

           TOTAL
           INVESTMENTS - 103.83%
             (cost $89,291,449)...............   93,517,720

           Liabilities, in excess of
           Other Assets - (3.83)% ............   (3,450,166)
                                                -----------

           NET ASSETS - 100.00%
             (8,092,945 shares outstanding)...  $90,067,554
                                                ===========

           Net Asset Value Per Share .........       $11.13
                                                     ======
---------------
(a) Principal amount denoted in French Francs.
(b) Principal amount denoted in Italian Lira.
(c) Security is fair valued pursuant to procedures established by the Board of Directors.
(d) Security  exempt from  registration under Rule 144A of the Securities Act of
    1933.   These   Securities  may  be  resold  in  transactions   exempt  from
    registration,  normally to  qualified  institutional  buyers.
+   Non-income producing security.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is  the  policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or

(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. The Fund's Advisor, Gabelli Funds, has arranged that these purchases will be executed at no commission through December 31, 1997. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

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


                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    One Corporate Center, Rye, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  PRESIDENT AND CHIEF INVESTMENT OFFICER

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita, P.C.
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN & CHIEF EXECUTIVE OFFICER
  THE LEHIGH GROUP, INC.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
NYSE-Symbol:  GCV
Shares Outstanding 8,092,945

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Saturday's The New York Times and Monday's in The Wall Street Journal.
It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit our Internet homepage at: http://www.gabelli.com, or e-mail us at: closedend@gabelli.com
================================================================================

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Notice  is hereby  given in  accordance  with  Section  23(c) of the  Investment
Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares.
================================================================================

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
One Corporate Center
Rye, NY 10580-1434
914-921-5070
http://www.gabelli.com

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                                First Class Mail
                                  U.S. Postage
                                      PAID
                                     Rye, NY
                                 Permit No. 109
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                              First Quarter Report
                                 March 31, 1997

                                                                            3/97